EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

We, Joakim Weidemanis and Marc Vandiepenbeeck, of Johnson Controls International plc, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.the Annual Report on Form 10-K for the year ended September 30, 2026 (Periodic Report) to which this statement is an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Johnson Controls International plc.

Date: November 12, 2026

/s/ Joakim Weidemanis
Joakim Weidemanis Chief Executive Officer

/s/ Marc Vandiepenbeeck
Marc Vandiepenbeeck Executive Vice President and Chief Financial Officer